EXHIBIT 10.11


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of September 30, 1999, by and between SHUFFLE MASTER, INC., a Minnesota corporation, SHUFFLE MASTER OF MISSISSIPPI, INC., a Mississippi Corporation and SHUFFLE MASTER INTERNATIONAL LIMITED, a corporation organized under the laws of the Country of Barbados, parties of the first part (hereinafter collectively referred to as "Debtors") and U.S. BANK NATIONAL ASSOCIATION, party of the second part (hereinafter referred to as "Secured Party").

                                R_E_C_I_T_A_L_S:

         A. Reference is made to that certain Credit Agreement (as it may be hereafter renewed, extended, amended, restated or otherwise modified, the "Credit Agreement") executed concurrently, or substantially concurrent, herewith by and between Debtors and Secured Party.

         B. Pursuant to the Credit Agreement, and subject to the terms and conditions specified therein, the Secured Party has agreed to provide a revolving line of credit facility in favor of Debtors with a maximum principal amount of Ten Million Dollars ($10,000,000.00) available for Borrowings thereunder (together with all extensions, renewals, amendments, substitutions and other modifications thereof, the "Credit Facility"), all as more particularly set forth by the Credit Agreement.

         C. In this Agreement all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Credit Agreement and any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

         D. The provisions of Section 1.02 of the Credit Agreement shall be applied to this Agreement in the same manner as applied therein to the Credit Agreement.

         E. As a condition of its entry into the Credit Agreement, and its commitment to provide the Credit Facility for the benefit of Debtors (subject to the terms of the Credit Agreement and the other Loan Documents), the Secured Party has required, among other things, that Debtors grant the security

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interests, and undertake the obligations, contemplated by this Agreement.

         NOW, THEREFORE, in order to induce the Secured Party to enter into the Credit Agreement, and to provide the Credit Facility, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Debtors and Secured Party hereby agree as follows:

                                    ARTICLE I
                        SECURITY INTEREST AND COLLATERAL

         Section 1.01. Creation of Security Interest.

                  (a) For valuable consideration, Debtors hereby assign, pledge and grant to Secured Party a continuing security interest in, and lien upon, all presently existing and hereafter acquired Collateral (as defined below), as security for the timely payment and performance of each and every Secured Obligation (as also defined below). This Agreement is a continuing and binding agreement pursuant to its terms and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Borrower, Debtors or any other Person or any other event or proceeding affecting any Person.

                  (b) The security interest which is granted hereunder is subject to the right of Debtors to sell, lease or otherwise dispose of Collateral in the ordinary course of business, free and clear of the lien hereof, provided, and to the extent, that such sale or other disposition is permitted under the terms of the Credit Agreement.

         Section 1.02. Description of Collateral. All references herein to the "Collateral" shall be to all right, title and interest of Debtors, whether now owned or existing, or hereafter acquired or arising, in, to and under any of the following:

                  (a) All present and future supplies, inventory and merchandise which is used in connection with, or in the conduct of, the business of Debtors or in which Debtors have

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or hereafter acquire an interest, including, without limitation, all present and future: (i) goods held for sale or lease, goods to be furnished under a contract of service and goods which have been furnished under a contract of service (all of which present and future goods include, without limitation, slot machines, table games, automatic card shuffling machines, gaming devices, software and other goods to be used as gaming equipment and supplies); (ii) raw materials, work in process, parts and components; and (iii) packing materials, supplies, containers and other materials used or consumed in Debtors' business;

                  (b) All bills of lading, warehouse receipts or documents of title relating to any of the Collateral described by Paragraph (a) above;

                  (c) All present and future accounts, accounts receivable, rentals, deposits, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, undertakings, leases, surety bonds, insurance policies and notes and drafts;

                  (d) All accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                  (e) All rights, remedies, powers and/or privileges of Debtors with respect to any of the foregoing; and

                  (f) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, deposit accounts, documents, instruments, chattel paper, leases, goods, insurance proceeds, investment property, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

         Section 1.03. Secured Obligations. This Agreement secures, and the Collateral is security for, the following (collectively, the "Secured Obligations"):

                  (a) Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of: (i) the principal sum which is, at any time, advanced and

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unpaid under the Credit Facility not to exceed Ten Million Dollars
($10,000,000.00) at any one time, all on a revolving line of credit basis; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Credit Facility (all including, without limitation, interest and other charges that would accrue on such obligations, but for the filing of a petition in bankruptcy with respect to Debtors); and (iii) any other obligations of Debtors under the Note referred to below; all according to the terms of a Revolving Credit Note dated concurrently, or substantially concurrent, herewith made by Debtors and payable to the order of Secured Party according to the tenor and effect of said Revolving Credit Note, and all renewals, extensions, amendments, restatements, replacements, substitutions and other modifications thereof (hereinafter collectively referred to as the "Note").

                  (b) Payment and performance of every obligation, covenant, promise and agreement of Debtors herein contained or incorporated herein by reference, including, without limitation, the obligation of Debtors to repay any sums paid or advanced by Secured Party pursuant to the terms hereof, together with interest thereon.

                  (c) Payment of the expenses and costs incurred or paid by Secured Party in the preservation and enforcement of the rights and remedies of Secured Party and the duties and liabilities of Debtors hereunder, including, but not by way of limitation, reasonable attorney's fees, court costs, witness fees, expert witness fees, collection costs, and reasonable costs and expenses paid by Secured Party in performing for Debtors' account any obligation of said Debtors.

                  (d) Payment of any sums which may hereafter be owing by Debtors to Secured Party or any of its affiliates, under the terms of any interest rate swap agreement, interest rate cap agreement, basis swap agreement, forward rate agreement, interest collar agreement or interest floor agreement to which Debtors may be a party, or under any other agreement or arrangement to which Debtors may be a party, which in each case is designed to protect Debtors against fluctuations in interest rates or currency exchange rates with respect to any indebtedness secured by this Agreement.

                  (e) Payment of additional sums and interest thereon which may hereafter be loaned to Debtors pursuant to the Credit Agreement when evidenced by a promissory note or notes which recite that this Agreement is security therefor.

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                  (f) Performance and payment of every obligation, warranty, representation, covenant, agreement and promise of Debtors which is contained in the Credit Agreement.

         Section 1.04. For Security Purposes Only. The assignment, pledge, and grant of a security interest in Debtors' interest(s) in the Collateral, hereunder, is for security purposes only and shall not make Secured Party responsible for, or otherwise affect or modify, any duty, obligation or liability of Debtors under any of the Collateral, or under any transaction related thereto.

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.01. Certain Representations and Warranties. The Debtors represent and warrant to Secured Party as follows:

                  (a) All representations and warranties made in the Credit Agreement by Borrowers are incorporated herein by reference as part hereof in the same manner and with the same effect as if the same were fully set forth herein.

                  (b) This Agreement creates a security interest in the Collateral subject only to the Permitted Encumbrances (as defined in the Credit Agreement).

         Section 2.02. Maintenance of Collateral. Except to the extent that any of the following would be prohibited under, or would constitute a violation of, the terms and conditions of the Credit Agreement, Debtors agree: (i) to properly care for and keep the Collateral in good condition and repair; (ii) not to commit or permit any waste or deterioration of the Collateral (ordinary wear and tear, casualty and condemnation excepted); (iii) not to commit, suffer or permit any act to be done, or condition to exist, in connection with any of said Collateral in material violation of any law, covenant, condition or restriction now, or hereafter, affecting said Collateral (iv) to perform all obligations which it may have under the Collateral; and (v) except as otherwise permitted in the Credit Agreement, to do all other acts, in a timely and proper manner, which, from the character or use of the Collateral, may be reasonably necessary to maintain and preserve its value, the specific enumerations herein not excluding the general.

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         Section 2.03. Preservation of Rights. Debtors shall, at their own expense, protect, warrant and defend their rights in the Collateral, as represented in Section 2.01 (and the rights of the Secured Party therein), against the claims and demands of all persons whomsoever.

         Section 2.04. Other Assurances. Debtors shall execute and deliver to Secured Party all such instruments and documents, each in a form and substance which is satisfactory to Secured Party, and shall do and accomplish such other acts as Secured Party may, from time to time, deem necessary or advisable to provide further assurances of the rights and security interests that are granted hereunder or to carry out or facilitate the intended purpose of this Agreement.

         Section 2.05. Maintenance of Name, etc. Debtors will not change their names, identity or structure (collectively an "Identity Change") in any material manner unless: (i) such Identity Change is permissible under the Credit Agreement; and (ii) Debtors shall have given the Secured Party at least thirty
(30) days' prior written notice thereof.

         Section 2.06. Records. When and while amounts under the Credit Agreement and this Security Agreement are owed to Lenders by Debtors, Debtors at their own cost and expense, Debtors shall: (i) keep and maintain satisfactory and complete records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require, consistent with Secured Party's interests hereunder; and (ii) at any time, and from time to time, at Secured Party's commercially reasonable request before an Event of Default and, at any time after an Event of Default, mark the Collateral and/or Debtors' ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests hereunder. Upon the occurrence and during the continuation of any Event of Default (as defined by the Credit Agreement), Debtors shall deliver and turn over or make available for copying any and all such books and records to Secured Party or its representative at any time upon demand of Secured Party. At any time and from time to time, whether or not any Event of Default has occurred, but upon reasonable request and notice from Secured party, Debtors shall permit any representative of Secured Party to inspect such books and records and shall provide photocopies thereof to Secured Party.

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                                   ARTICLE III
                             SECURED PARTY'S RIGHTS
                              REGARDING COLLATERAL

         Section 3.01. General Rights. At any time, and from time to time, without notice or demand, and whether or not an Event of Default has occurred (except as otherwise set forth herein), Secured Party may take any of the following actions to the extent that such actions may be necessary or desirable to protect the security hereunder:

                  (a) Upon reasonable notice and at reasonable times enter upon any premises on which Collateral is situated and examine the same.

                  (b) Where applicable after the occurrence of an Event of
Default: (i) notify obligors on the Collateral that the Collateral has been pledged and assigned to Secured Party; (ii) request from obligors under the Collateral, in the name of Debtors or in the name of Secured Party, information concerning the Collateral and the amounts owing thereof; and (iii) cause the Collateral to be registered in the name of Secured Party, as legal holder.

                  (c) Secured Party shall at all reasonable times, and on reasonable request and notice, have full access to and the right to audit any and all of Debtors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests.

Any of the foregoing actions which are undertaken by Secured Party after the occurrence of an Event of Default shall be at the expense of Debtor. However, Secured Party shall be under no duty or obligation whatsoever to take any of such actions or to take any other action to preserve, maintain or protect, the Collateral or any of it, or to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations.

         Section 3.02. Collections on the Collateral.

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                  (a) Notwithstanding the security interest in the Collateral which is granted pursuant to Section 1.01 hereof, and except as otherwise provided hereunder or in any Loan Document, Debtors shall have the right to use and to continue to make collections on and receive any payments which may be made to, or for the benefit of, Debtors under any of the Collateral so long as no Event of Default shall have occurred and be continuing.

                  (b) Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, and except as prohibited by applicable law, Debtors' right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall be suspended and not be reinstated until the curing of the Event of Default and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Debtors in trust for Secured Party and immediately delivered in kind to Secured Party.

                  (c) Any remittance received by Debtors from any Person shall be presumed to relate to the Collateral and to be subject to the security interests which are granted to Secured Party hereunder.

                  (d) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, issue receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Debtors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Debtors hereby authorize Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of Debtors, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collection bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Debtors, to the same extent as though it were manually executed by the duly authorized officer of Debtors, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Debtors hereby expressly waive demand, presentment, protest

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and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

         Section 3.03. Possession of Collateral by Secured Party.

                  (a) Upon the occurrence and during the continuance of an Event of Default, all the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral delivered to Secured Party, which is held in an account, may be held in an interest bearing or non-interest bearing account, in Secured Party's sole and absolute discretion, and Secured Party will apply any such interest to payment of the Secured Obligations or other expenses related to the Credit Agreement. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon.

                  (b) Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Debtors' obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Debtors, and the receipt of any of the same by Debtors shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor.

                  (c) So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not

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Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

                                   ARTICLE IV
                                     DEFAULT

         Section 4.01. Remedies. Upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), Secured Party shall have, in any jurisdiction where enforcement hereof is sought: (i) in addition to all other rights and remedies that Secured Party may have under applicable law, in equity, under this Agreement or under any other Loan Document; and (ii) in addition to all rights and remedies of a Secured Party under Article IX of the Uniform Commercial Code as enacted in the State of Nevada pursuant to NRS
104.9101 et seq. (as it may be amended or recodified from time to time, the "Commercial Code"); the following rights and remedies, all of which may be exercised with or without notice to Debtors and without affecting the obligations of Debtors hereunder or under any other Loan Document, or the enforceability of the liens and security interests created hereby unless required by law or specifically required hereunder:

                  (a) To foreclose the liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process;

                  (b) To enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same;

                  (c) To sell, assign, lease or otherwise dispose of any Collateral or any part thereof either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representation or warranties and upon such terms as shall be acceptable to Secured Party;

                  (d) To notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party;

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                  (e) To collect by legal proceedings or otherwise all
dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                  (f) To enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral;

                  (g) To settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or disputes with respect thereto;

                  (h) To amend the terms of, extend the time of payment, make allowances and adjustments to, and issue credits in connection with, the Collateral in the name of Secured Party or in the name of Debtors;

                  (i) To enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Debtors, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and Debtors specifically consent to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and Debtors waive any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral (and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Debtors) may be applied to the Secured Obligations by Secured Party (without notice to Debtors) in such order and manner as Secured Party in its sole discretion shall determine, unless otherwise provided by the Credit Agreement or by any other Loan Documents;

                  (j) To insure, process and preserve the Collateral;

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                  (k) To exercise all rights, remedies, powers or privileges provided under any of the Loan Documents or the Collateral;

                  (l) To remove, from any premises where the same may be located,the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Debtors, use such of Debtors' supplies, equipment, facilities and space at Debtors' places of business as may be necessary or appropriate to properly administer, process, store,control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of each Debtor for such purposes and for such periods of time as reasonably required by Secured Party;

                  (m) To receive, open and dispose of all mail addressed to any Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Debtors such opened mail as does not relate to the Collateral; and

                  (n) To exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Debtors will, at Secured Party's request, assemble the Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Debtors or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Debtors for the purpose of Secured Party's taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

         Section 4.02. Possession. Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction (and Debtors hereby expressly consent upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part

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thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Secured Party's taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

         Section 4.03. Conduct of Sale.

                  (a) Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Debtors' place of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of the prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Debtors expressly waive any right to direct the order and manner of sale of any Collateral. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease,selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion, all unless otherwise provided by the Credit Agreement or any other Loan Documents. Debtors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

                  (b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Debtors reasonable notice of the time and place of any public sale thereof or of the time at, or after, which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Debtors at the address set forth in the Credit Agreement, or delivered or otherwise sent to Debtors, at least ten (10) days before the date of the sale. Debtors expressly waive any right to receive notice of

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any public or private sale of any Collateral or other security for the Secured
Obligations except as expressly provided for in this paragraph.

                  (c) Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Debtors or any other Person except a third party lienholder permitted under the Loan Documents, and Debtors hereby waive (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sales price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01. Attorney-in-Fact. Debtors hereby irrevocably nominate and appoint Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or advisable upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Debtors are obligated to do under this Agreement, at the expense of the Debtors, and without any obligation to do so; and (c) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect

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thereto. Debtors hereby consent and agree that, where applicable, the issuers of, the obligors on, or the parties to any of the Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Debtors or any other Person to such issuers, obligors or parties.

         Section 5.02. Costs and Expenses. Debtors agree after an Event of Default or as otherwise provided in the Credit Agreement to pay to Secured Party all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured Obligation of Debtors under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligation and shall be paid to the Secured Party by Debtors, immediately upon demand, together with interest thereon at the rate(s) provided for under the Credit Agreement.

         Section 5.03. Statute of Limitations and Other Laws. Until the Secured Obligations shall have been paid and performed in full, and all obligations of Secured Party to advance funds under the Credit Facility have been unconditionally and indefeasibly terminated, the power of sale and all other rights, remedies, and privileges which are granted hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Debtors expressly waive the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

         Section 5.04. Other Agreements. The rights and remedies of Secured Party upon the occurrence and continuance

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


of an Event of Default (whether such rights and remedies are conferred by statute, by rule of law, by this Agreement, the Loan Documents or otherwise) may be exercised by Secured Party, in the sole discretion of Secured Party, either alternatively, concurrently, or consecutively in any order. The exercise by Secured Party of any one or more of such rights and remedies shall not be construed to be an election of remedies nor a waiver of any other rights and remedies which may be available to Secured Party.

         Section 5.05. Understandings With Respect to Waivers and Consents. Debtors warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Debtors otherwise may have against Secured Party or others, or with respect to the Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

         Section 5.06. Release of Debtors. This Agreement shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when all obligations which Secured Party may have to advance funds under the Credit Facility, have been unconditionally and indefeasibly terminated. Upon such release, Secured Party shall return any pledged Collateral to Debtors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Debtors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Debtors.

         Section 5.07. Indemnity. Secured Party shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Debtors with respect to the Collateral or hereunder. Debtors hereby agree to indemnify Secured Party for, and to save them harmless from, any and all liability arising from the Collateral or this Agreement. This

Agreement shall not place responsibility for the control, care, management, operation or repair of the Collateral upon Secured Party; nor shall this Agreement cause Secured Party to be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Collateral which results in loss, injury or death to any tenant, guest, licensee, employee or stranger (provided that this Section 5.07 shall not act to relieve Secured Party from liability which results from Secured Party's own negligence or misconduct).

         Section 5.08 Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada without regard to conflict of law principles.

         Section 5.09. Counterparts. This Agreement may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

DEBTORS:                                SECURED PARTY:

SHUFFLE MASTER, INC.,                   U.S. BANK NATIONAL
a Nevada corporation                    ASSOCIATION



By /s/ Gary W. Griffin                  By /s/ Denette Corrales
   -------------------------               -----------------------
Name Gary W. Griffin                    Name Denette Corrales
     -----------------------                 ---------------------
Title Secretary/Treasurer               Title Assistant Vice President
      ----------------------                  ------------------------

SHUFFLE MASTER OF
MISSISSIPPI, INC., a
Mississippi corporation



By /s/ Gary W. Griffin
   -------------------

Name Gary W. Griffin
     ---------------

Title Vice President
      --------------


SHUFFLE MASTER INTERNATIONAL
LIMITED, a corporation
organized under the laws of
the Country of Barbados



By /s/ Gary W. Griffin
   -------------------

Name Gary W. Griffin
     ---------------

Title Vice President/Treasurer
      ------------------------


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